SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 12, 2019

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry Into a Material Definitive Agreement.

On April 12, 2019, Alliance Data Systems Corporation, a Delaware corporation (“Parent”), and certain subsidiaries of Parent (together with Parent, the “Sellers”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Publicis Groupe, S.A., a French sociéte anonyme (“Publicis”), and certain subsidiaries of Publicis (together with Publicis, the “Purchasers”) pursuant to which the Purchasers will acquire the Epsilon business (the “Business”) of Parent by means of a sale of all of the outstanding equity interests of certain subsidiaries held by the Sellers which operate the Business.

Pursuant to the Purchase Agreement, the Purchasers will pay a purchase price of $4.4 billion in cash, subject to certain adjustments specified therein, including for indebtedness, cash, working capital and transaction expenses of the Business at the closing of the transaction (the “Transaction”).  The Transaction was approved by Parent’s Board of Directors and is expected to close in the third quarter of 2019, subject to customary closing conditions and regulatory approvals.

Each party’s obligation to consummate the transaction pursuant to the Purchase Agreement is subject to customary closing conditions as set out therein, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its covenants and agreements; (iii) the receipt of regulatory approvals, including the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the conclusion of review and approval by the Committee on Foreign Investment in the United States; and (iv) the absence of any law or order from any governmental body prohibiting consummation of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  Subject to certain specified exceptions contained in the Purchase Agreement, the representations and warranties of the parties will not survive the closing of the Transaction. Additionally, Parent has agreed to customary non-compete and non-solicitation provisions contained in the Purchase Agreement.

The Purchase Agreement may be terminated by mutual written consent of Parent and Publicis or by either Parent or Publicis in the following circumstances: failure to complete the closing of the Transaction on or prior to January 12, 2020 (subject to extension to April 12, 2020 in the event that required regulatory approvals have not been obtained); failure to obtain applicable governmental approvals or authorizations; the issuance of an order by a governmental body prohibiting the consummation of the Sale; or certain uncured breaches of any representation, warranty or covenant by the other party.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto and incorporated herein by reference as Exhibit 2.1.  The Purchase Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other information about Parent or Publicis or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of Parent, Publicis and their respective subsidiaries party thereto. These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Parent or Publicis or their respective subsidiaries and affiliates.

Item 7.01    Regulation FD Disclosure.

On April 14, 2019, Parent issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and such information, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Securities Purchase Agreement, dated as of April 12, 2019, by and among Alliance Data Systems Corporation, the other sellers party thereto, Publicis Groupe, S.A. and certain subsidiaries thereof

99.1	Press Release, dated April 14, 2019

*  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Parent hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give Parent’s expectations or forecasts of future events, including the timing and other information regarding the proposed transaction, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe Parent’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements Parent make regarding strategic evaluations, the proposed transaction and the use of expected proceeds thereof, Parent’s expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance Parent gives with respect to its anticipated financial performance. Forward-looking statements in this release include, but are not limited to Parent’s expectations regarding the timing, completion and expected benefits of the proposed transaction and Parent’s plans and expectations regarding future operations and business relationships.

Parent believes that its expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this Current Report on Form 8-K, and no assurances can be given that Parent’s expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in Parent’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, Parent’s Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Additional risks include the risk that the Transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the Transaction on Parents business relationships, results of operations and business generally; risks that the Transaction disrupts current plans and operations; and general market, political, economic and business conditions.

Parent’s forward-looking statements speak only as of the date made, and Parent undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: April 15, 2019	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Senior Vice President, General Counsel and Secretary